                        United States
             Securities and Exchange Commission
                    Washington, DC  20549


                          FORM 8-K


                       Current Report
             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 27, 1997
                                                   (May 23, 1997)



Commission file numbers:  United Stationers Inc.:        0-10653
                          United Stationers Supply Co.: 33-59811




                   UNITED STATIONERS INC.
                UNITED STATIONERS SUPPLY CO.
   (Exact name of Registrant as specified in its charter)





United Stationers Inc.:       Delaware                   36-3141189
United Stationers Supply Co.: Illinois                   36-2431718
                     (State or other jurisdiction of   (IRS Employer
                      incorporation or organization)    Identification No.)





                     2200 East Golf Road
              Des Plaines, Illinois 60016-1267
                       (847) 699-5000


(Address, including zip code and telephone number, including area code, of registrant's executive offices)



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   United Stationers Inc. and United Stationers Supply Co.




Item 5.   Other Events

Randall W. Larrimore has been elected to the positions of President, Chief Executive Officer and Director of
United Stationers Inc. (the "Company") and of its wholly owned subsidiary, United Stationers Supply Co., effective
May 23, 1997. Mr. Larrimore succeeds Frederick B. Hegi, the Company's Chairman of the Board, Interim President and Chief Executive Officer, who assumed the positions in November 1996. Mr. Hegi will continue serving as Chairman of the Board of the Company.

Item 7.   Exhibits

Exhibit 99
     Press release issued by the Company on May 27, 1997.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  United Stationers Inc.
                                  United Stationers Supply Co.


Dated:     May 27, 1997        By: /s/Daniel H. Bushell
                                    Daniel H. Bushell
                                    Executive Vice President and
                                    Chief Financial Officer